Item 7.3  List of Exhibits to the Purchase and Sale of Assets Agreement

                    PURCHASE AND SALE OF ASSETS AGREEMENT
                                BY AND AMONG
                      ROGERS CORPORATION ("Purchaser")
           AND DOW CORNING LIQUID SYSTEM TECHNOLOGIES, INC. ("Seller")
                    AND DOW CORNING CORPORATION ("DCC")
              DATED AS OF NOVEMBER 4, 1996 (the "Agreement")

                             EXHIBITS LISTING

Exhibit Number    Exhibit Content                    Section of the Agreement

Exhibit 2.1.3A    Form of Intellectual Property      Section 2. Purchase and
                  Assignment Agreement among         Sale of Assets. (p. 7)
                  Purchaser, DCC and Seller

Exhibit 2.1.3B    Form of Patent Cross-License       Section 2. Purchase and
                  Agreement                          Sale of Assets. (p. 7)

Exhibit 2.4       "Purchaser Note" - Form of         Section 2.4. Payment
                  $1,500,000 Promissory Note to      of Purchase Price.
                  be executed by Purchaser and       (p. 9)
                  delivered to Seller at
                  Closing

Exhibit 2.5       Form of Assignment, Assumption     Section 2.5.  Assignment
                  and Modification Agreement         of Real Estate Lease.
                                                     (p. 9)

Exhibit 2.9       Form of Material Supply            Section 2.9.  Material
                  Agreement to be entered into by    Supply Agreement.
                  DCC and Purchaser                  (p. 10)

Exhibit 2.10      Form of Non-Competition and        Section 2.10.  Non-
                  Confidentiality Agreement to be    Competition  and
                  entered into among Seller, DCC     Confidentiality Agreement.
                  and Purchaser                      (p. 10)

Exhibit 2.11      Form of Cooperative Advertising    Section 2.11.
                  Agreement between DCC and          Cooperative Advertising
                  Purchaser                          Agreement.  (p. 10)

Exhibit 2.12      Form of Joint Development          Section 2.12. Joint
                  Agreement between DCC and          Development Agreement
                  Purchaser                          (p. 10)

Exhibit 3.3.4     Motion to Approve                  Section 3.3.4.
                                                     Bankruptcy Court
                                                     Approval.  (p. 12)

Exhibit 4.7       If material to the operation of    Section 4.7.  Licenses,
                  the Business, copies of all        Permits and Compliance
                  licenses, certificates, permits,   with Law.  (p. 21)
                  franchises, rights, and other
                  approvals and authorizations
                  from all appropriate federal,
                  state, local or other public
                  authorities legally required
                  for the use of the Assets and
                  the operation of the Business

Exhibit 4.8.3A    Copies of all unexpired            Section 4.8.  Labor
                  non-competition agreements of      and Employment
                  Seller and any such agreements     Matters.  (p. 21)
                  of DCC that pertain to the
                  Business

Exhibit 4.8.3B    Copies of restrictive              Section 4.8.  Labor
                  covenants of Seller and any        and Employment
                  such agreements of DCC that        Matters.  (p. 21)
                  pertain to the Business


Exhibit 4.8.3C    Copies of confidentiality          Section 4.8.  Labor
                  agreements and any such            and Employment
                  agreements of DCC that pertain     Matters.  (p. 21)
                  to the Business

Exhibit 4.8.3D    Copies of all compensation         Section 4.8.  Labor
                  plans                              and Employment
                                                     Matters.  (p. 21)

Exhibit 4.8.3E    Copies of all employee             Section 4.8.  Labor
                  handbooks and statements of        and Employment
                  employee benefits or policies      Matters.  (p. 22)
                  of Seller in effect at any
                  time during the 1 yr. period
                  preceding the date of the
                  Agreement

Exhibit 4.8.4     Copies of Seller's files and       Section 4.8.  Labor
                  records relating to employee       and Employment
                  health and safety matters for      Matters.  (p. 22)
                  the 3 year period prior to
                  Closing, including OSHA 200
                  logs, federal and state
                  occupational health and safety
                  and inspection results, and
                  workman's compensation claim
                  and loss information

Exhibit 4.16.1    All contracts and agreements       Section 4.16.  Material
                  (including all amendments,         Contracts.  (p. 26)
                  supplements and modifications)
                  of Seller, DCC and any Affiliates
                  with manufacturer's
                  representatives, distributors
                  and other persons or entities
                  engaged in the sale or
                  distribution of product
                  manufactured by Seller

Exhibit 4.16.2    True, accurate and complete        Section 4.16.  Material
                  copies of all purchase orders      Contracts.  (p. 27)
                  and other agreements (including
                  all amendments, supplements and
                  modifications) for the purchase
                  of goods or services, pursuant
                  to which Seller is obligated to
                  third parties

Exhibit 4.16.3    True, accurate and complete        Section 4.16.  Material
                  copies of all sales orders and     Contracts.  (p. 27)
                  other agreements (including
                  all amendments, supplements
                  and modifications), including
                  blanket orders, letters of
                  intent, open customer orders
                  and the like, for the sale of
                  goods or services, such
                  Schedule to include all
                  product or service warranties
                  that have not expired

Exhibit 4.16.4    True, accurate and complete        Section 4.16.  Material
                  copies of all leases and           Contracts.  (p. 27)
                  agreements of Seller (including
                  all amendments, supplements and
                  modifications) granting to Seller
                  possession of or rights to real
                  or personal property

Exhibit 4.16.5    True, accurate and complete       Section 4.16.  Material
                  copies of all other material      Contracts.  (p. 27)
                  written agreements of Seller
                  (including all amendments,
                  supplements and modifications)
                  listed in Schedule 4.16.5